August 13, 2003

                                 OAK VALUE TRUST
               Supplement to the Prospectus dated November 1, 2002

THE FIRST PARAGRAPH UNDER THE SUB-HEADING "THE INVESTMENT ADVISER" ON PAGE 11 OF THE PROSPECTUS IS HEREBY AMENDED TO READ AS FOLLOWS:

Oak Value Capital Management, Inc. 3100 Tower Boulevard, Suite 700, Durham, North Carolina 27707, is the investment adviser for the Fund. David R. Carr, Jr. is Chief Investment Officer and Chairman of the Adviser. Mr. Carr and the late Mr. George W. Brumley, III founded the predecessor firm to the Adviser in May 1986. Oak Value provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of the portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. For these advisory services, during the fiscal year ended June 30, 2002, the Fund paid Oak Value a fee equal to .90% of the Fund's average net assets.

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THE FIRST PARAGRAPH UNDER THE SUB-HEADING "PORTFOLIO MANAGERS" ON PAGE 11 OF THE
PROSPECTUS IS HEREBY AMENDED TO READ AS FOLLOWS:

PORTFOLIO MANAGERS

Mr. Carr, Larry D. Coats, Jr., Chief Executive Officer and President of the Adviser, and Matthew F. Sauer, Senior Vice President and Director of Research of the Adviser, are responsible for the day-to-day management of the Fund's portfolio and each serves on Oak Value's Investment Committee. Mr. Carr acted as manager of the Fund since its inception from 1993 to 1995 and has acted as co-manager since 1995. Mr. Carr has a degree in Business Administration with a concentration in Accounting from the University of North Carolina in Chapel Hill, as well as a Juris Doctor degree from the Law School at the University of North Carolina in Chapel Hill. Mr. Coats joined the Adviser in 1994 and was named a co-manager of the Fund in July 2003. Mr. Coats has a Bachelor of Science degree, as well as Masters of Business Administration from the University of South Carolina. Mr. Sauer joined the Adviser in 1992 and was named a co-manager of the Fund in July 2003. Mr. Sauer has Bachelor of Science degree from Lawrence Technological University, as well as a Master of Business Administration from Duke University. Messrs. Carr, Coats and Sauer have studied and applied value investing techniques and use the same value-oriented philosophy to manage the Fund as they use to manage the Adviser's other accounts.

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THE  LISTING OF THE BOARD OF  TRUSTEES  ON THE BACK COVER OF THE  PROSPECTUS  IS
HEREBY AMENDED TO READ AS FOLLOWS:

BOARD OF TRUSTEES
C. Russell Bryan
John M. Day
Joseph T. Jordan, Jr.
Charles T. Manatt, Esq.
Matthew F. Sauer